Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Faraday Future Intelligent Electric Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Maroko, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as asopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

Dated: August 21, 2023

/s/ Jonathan Maroko
Jonathan Maroko
Interim Chief Financial Officer
(Principal Accounting and Financial Officer)